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                                                                    EXHIBIT 10.9

                                                             [EXECUTION VERSION]





                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of March 31, 1999, by and among Sierra Well Service, Inc., a Delaware corporation (the "Company") and Joint Energy Development Investments II Limited Partnership, a Delaware limited partnership (JEDI II").

         This Agreement is made pursuant to the Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of March 31, 1999, by and among the Company and JEDI II. In order to induce JEDI II to enter into the Securities Purchase Agreement, the Company has agreed to provide the registration and other rights set forth in this Agreement. Pursuant to the Securities Purchase Agreement, JEDI II will purchase shares of the Company's (i) Series A Cumulative Preferred Stock, (ii) Series B Convertible Preferred Stock and (iii) Series C Convertible Preferred Stock. The execution and delivery of this Agreement is a condition to the Closing (as defined in the Securities Purchase Agreement).

         The parties agree as follows:

                                  ARTICLE 0.01

         Section (i). Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Securities Purchase Agreement. The terms set forth below are used herein as so defined:

                  "Affiliate" means, with respect to any Person, any other Person (i) directly or indirectly controlling, controlled by, or under common control with the first Person or (ii) that directly or indirectly owns more than five percent (5%) of any class of the voting securities or capital stock of or equity interests in such Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power either to (i) vote five percent (5%) or more of the securities or interests having ordinary voting power for the election of directors (or other comparable controlling body) of such Person or to (ii) direct or cause the direction of the management or the policies of such Person, whether through the ownership of voting securities or interests, by contract or otherwise.

                  "Commission" has the meaning specified therefor in Section
1.02 of this Agreement.

                  "Common Stock" means the common stock, no par value per share, of the Company.

                  "Conversion Shares" means the shares of Common Stock issuable on conversion of the Preferred Stock.



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                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Holder" means the record holder of any Registrable
Securities.

                  "Inspector" has the meaning specified therefor in Section 2.03 this Agreement.

                  "Losses" has the meaning specified therefor in Section 2.06(a) of this Agreement.

                  "Other Holders" has the meaning specified therefor in Section
2.01 of this Agreement.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, business trust, trust or unincorporated entity.

                  "Preferred Stock" means, either singly or collectively, the Company's Series A Cumulative Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, issued or received in connection with the Securities Purchase Agreement, dated March 31, 1999, by and between the Company and JEDI II.

                  "Records" has the meaning specified therefor in Section 2.03 of this Agreement.

                  "Registrable Securities" means the Conversion Shares and shares of the Company's Common Stock issued pursuant to the terms and conditions of the Preferred Stock, until such time as such securities cease to be Registrable Securities pursuant to Section 1.02 hereof.

                  "Requesting Holder(s)" has the meaning specified therefor in
Section 2.01 of this Agreement.

                  "Request Notice" has the meaning specified therefor in Section
2.01 of this Agreement.

                  "Registration Statement" has the meaning specified therefor in
Section 2.01 of this Agreement.

                  "Reporting Commencement Date" has the meaning specified therefor in Section 2.01 of this Agreement.

                  "Securities Act" has the meaning specified therefor in Section
1.02 of this Agreement.



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                  "Selling Holder" means a Holder who is selling Registrable
Securities pursuant to a Registration Statement.

         Section 0.02. Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the Securities and Exchange Commission (the "Commission") and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement; (ii) such Registrable Security is disposed of pursuant to Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended (the "Securities Act"); (iii) such Registrable Security is eligible to be, and at the time of determination can be, disposed of pursuant to paragraph (k) of Rule 144 (or any similar provision then in force) under the Securities Act; or (iv) such Registrable Security is held by the Company or one of its subsidiaries.

                                   ARTICLE I

         Section 1.01. Demand Registration. (a) Any time after the first date on which (i) the Common Stock is registered under Section 12 of the Exchange Act or
(ii) the Company is required to file reports with the Commission pursuant to
Section 15(d) of the Exchange Act as a result of the effectiveness of a registration statement filed by the Company under the Securities Act with respect to Common Stock (the "Reporting Commencement Date"), any Holder or Holders who collectively beneficially own at least a majority of the Registrable Securities may request (a "Request Notice") the Company to register under the Securities Act all or any portion of the Registrable Securities that are held by such Holder or Holders (collectively, the "Requesting Holder") for sale in the manner specified in the Request Notice.

                  (b) Promptly following receipt of a Request Notice, the Company shall immediately notify each Holder (except the Requesting Holder) of the receipt of a Request Notice and shall use its best efforts to file a registration statement under the Securities Act (each such registration statement is hereinafter referred to as a "Registration Statement") effecting the registration under the Securities Act, for public sale in accordance with the method of disposition specified in such Request Notice, of the Registrable Securities specified in the Request Notice (and in any notices that the Company receives from other Holders no later than the 15th day after receipt of the notice sent by the Company) (such other Holders and the Requesting Holder are hereinafter referred to as the "Requesting Holders"). If such method of disposition shall be an underwritten public offering, the Requesting Holders holding a majority of the Registrable Securities to be registered may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be withheld unreasonably. The Company shall be obligated to register Registrable Securities pursuant to this Section 2.01 on three occasions only. A request pursuant to this Section 2.01 shall be counted only when the corresponding Registration Statement has been filed and becomes effective under the Securities Act.



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                  (c) The Company and any Person other than a Holder (the "Other
Holders") who is entitled to piggy-back registration rights may include securities of the Company in a Registration Statement filed pursuant to Section 2.01, but only to the extent that (i) all of the Registrable Securities requested by Holders to be included in such Registration Statement have been included and (ii) in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would not materially jeopardize the successful marketing of the Registrable Securities to be sold. If the managing underwriter determines that it is necessary to reduce the number of securities to be registered on behalf of the Company or such Other Holders, securities held by such Other Holders shall be excluded first and then the securities to be registered by the Company shall be excluded. Except as provided in this subsection (c), the Company will not effect any other registration of its securities (except with respect to Registration Statements on Form S-4 or S-8 or any forms succeeding thereto for purposes permissible under such forms as of the date hereof or filed in connection with an exchange offer), whether for its own account or that of any Other Holder, from the date of receipt of a Request Notice related to an underwritten public offering until the completion of the distribution by the underwriters of all securities thereunder.

         From and after the date of this Agreement and until no Registrable Securities remain outstanding, the Company shall not grant registration rights to any Person unless such rights are consistent with the provisions of this Agreement.

                  Section 1.02. Piggy-Back Registration. If the Company proposes to register any of its securities under the Securities Act for sale to the public for cash, whether for its own account or for the account of Other Holders or both (except with respect to Registration Statements on Forms S-4 or S-8 or any forms succeeding thereto for purposes permissible under such forms as of the date hereof), each such time it will give written notice to all Holders of its intention to do so no less than 20 days prior to the anticipated filing date. Upon the written request received by the Company from any Holder no later than the 15th day after receipt by such Holder of the notice sent by the Company (which request shall state the intended method of disposition thereof), the Company will use commercially reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by such Registration Statement, all to the extent requisite to permit the sale or other disposition by each Holder (in accordance with its written request) of such Registrable Securities so registered; provided, however, that the Company may at any time prior to the effectiveness of any such Registration Statement, in its sole discretion and without the consent of any Holder, abandon any proposed offering by the Company in which any Holder had requested to participate. The number of Registrable Securities to be included in such a registration may be reduced or eliminated if and to the extent, in the case of an underwritten offering, the managing underwriter shall advise the Company that such inclusion would materially jeopardize the successful marketing of the securities (including the Registrable Securities) proposed to be sold therein; provided, however, that (a) in the case of a Registration Statement filed pursuant to the



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exercise of demand registration rights of any Other Holders, priority shall be given first to the Other Holders demanding such registration, then to the Holders, then to the Company and then to Other Holders (other than the Other Holders demanding such registration) and (b) in the case of a Registration Statement the filing of which is initiated by the Company, priority shall be given (A) first to the Company, then (B) to the Holders, then (C) to Other Holders. Notwithstanding any language to the contrary in this Section 2.02, however, Registrable Securities may be excluded from a registration statement only to the extent that securities held by Affiliates of the Company (other than the Holders) have first been excluded from such registration statement.

                  Section 1.03. Registration Procedures. If and whenever the Company is required pursuant to this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a Registration Statement, on a form available to the Company, with respect to such securities (which filing shall be made (i) as expeditiously as reasonably possible (but in no event later than 30 days after the receipt by the Company of a Request Notice) in the case of a shelf registration if the Company is then eligible to file a Registration Statement on Form S-3 or (ii) as expeditiously as reasonably possible (but in no event later than 45 days after the receipt by the Company of a Request Notice) in the case of any underwritten offering or if the Company is not eligible to file a Registration Statement on Form S-3; the Company shall thereafter use commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined pursuant to subparagraph (g) below);

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the distribution period (determined pursuant to subparagraph (g) below) and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                  (c) furnish to each Selling Holder and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission) as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

                  (d) if applicable, use commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an underwritten public offering,



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the managing underwriter, shall reasonably request, provided that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

                  (e) immediately notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and amend or supplement the prospectus or take other appropriate action as promptly as practicable (but, in any event, no longer than fifteen days) so that the prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) in the case of an underwritten public offering enter into such customary agreements, (including an underwriting agreement), and furnish, at the request of the underwriters, such opinions of counsel, and "cold comfort" letters from the independent accountants for the Company as are, in each case, customary in form and substance;

                  (g) For purposes of subsections (a) and (b) above, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it (but not more than six months) and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the sale of all Registrable Securities covered thereby;

                  (h) make available for inspection by one representative of the Selling Holders designated by a majority thereof, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such representative of the Selling Holders or underwriter (the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided that the Company may require the Inspectors to conduct their investigation in a manner that does not unreasonably disrupt the Company's operations and to execute such reasonable confidentiality agreements as the Company may reasonably determine to be advisable.

                  (i) cause the Registrable Securities to be listed on any national securities exchange or on the NASDAQ National Market if the Common Stock is or becomes so listed;



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                  (j) use commercially reasonable efforts to keep effective and maintain for the period specified in subparagraph (g) a registration, qualification, approval or listing obtained to cover the Registrable Securities as may be necessary for the Selling Holders to dispose thereof and shall from time to time amend or supplement any prospectus used in connection therewith to the extent necessary in order to comply with applicable law;

                  (k) use commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities; and

                  (l) take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite, facilitate or consummate the disposition of such Registrable Securities.

         Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.03, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.03 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, (i) the Company shall comply with its obligation in subsection (e) to rectify the untrue or omitted statements in the prospectus within the time periods so specified and (ii) the time periods specified in subsection (g) of this Section 2.03 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) of this
Section 2.03 hereof or the notice that they may resume use of the prospectus.

         In connection with each registration hereunder with respect to an underwritten public offering, the Company and each Selling Holder agrees to enter into a written agreement with the managing underwriter or underwriters selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company or the Selling Holders that is inconsistent with the provisions hereof; and further provided, that the time and place



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of the closing under said agreement shall be as mutually agreed upon among the
Company and the Selling Holders and such managing underwriter. Each Selling Holder shall supply to the Company the information relating to such Selling Holder that is required by the Securities Act and the rules and regulations thereunder to be included in a Registration Statement which registers Registrable Securities of such Selling Holder and each Selling Holder shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be signed by such Selling Holder in order to effectuate the registration or disposition of Registrable Securities by such Selling Holder.

         Section 1.04. Restrictions on Public Sale by the Company. To the extent required by an underwriter in an underwritten public offering, the Company agrees not to effect on its own behalf any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days before, and during the 180-day period beginning on, the effective date of any Registration Statement in which the Selling Holders of Registrable Securities are participating, other than pursuant to such Registration Statement or a Registration Statement on Form S-8 or Form S-4.

         Section 1.05.     Expenses.

                  (a) "Registration Expenses" means all expenses incident to the Company's performance under or compliance with this Agreement, including without limitation, all registration and filing fees, blue sky fees and expenses, printing expenses, listing fees, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable out-of-pocket expenses, but excluding any Selling Expenses. "Selling Expenses" means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities, underwriters' counsel fees and expenses in case of any demand registration under Section 2, and all expenses incurred directly by the Selling Holders for legal counsel.

                  (b) The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to this Agreement, whether or not the Registration Statement becomes effective, and the Selling Holders shall pay all Selling Expenses in connection with any Registrable Securities registered pursuant to this Agreement.

         Section 1.06. Indemnification. (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities (including reasonable attorneys'



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fees) ("Losses"), joint or several, to which such Selling Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses, (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Selling Holder, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter or such controlling Person in writing specifically for use in such Registration Statement or prospectus.

                  (b) Each Selling Holder agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of such Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 2.06, unless the indemnifying party shall have been prejudiced by such failure to give notice, and such failure to give notice shall not relieve the indemnifying party from any obligation of indemnification or contribution arising otherwise than under this Section 2.06. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.07



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for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have reasonably concluded that the interests of the indemnified party conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel reasonably acceptable to the indemnifying party and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) If the indemnification provided for in this Section 2.06 is unavailable to the Company or the Selling Holders or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of each Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

                                   ARTICLE II

         Section 2.01.     Arbitration.

                           (a) Binding Arbitration. On the request of any of the
parties hereto, (whether made before or after the institution of any legal proceeding), any action, dispute, claim or controversy of any kind now existing or hereafter arising between any of the parties hereto in any way arising out of, pertaining to or in connection with this Agreement (a "Dispute") shall be resolved by binding arbitration in accordance with the terms hereof. Any party may, by summary proceedings, bring an action in court to compel arbitration of any Dispute.



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                           (b) Governing Rules. Any arbitration shall be
administered by the American Arbitration Association (the "AAA") in accordance with the terms of this Section, the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the Federal Arbitration Act. Judgment on any award rendered by an arbitrator may be entered in any court having jurisdiction.

                           (c) Arbitrators. Arbitration hereunder shall be
before a three-person panel of neutral arbitrators, consisting of one person from each of the following categories: (1) an attorney who has practiced in the area of commercial law for at least 10 years or a retired judge at the Texas or United States District Court or an appellate court level: (2) a person with at least 10 years experience in commercial lending: and (3) a person with at least 10 years experience in the petroleum industry. The AAA shall submit a list of persons meeting the criteria outlined above for each category of arbitrator, and the parties shall select one person from each category in the manner established by the AAA. If the parties cannot agree on an arbitrator within 30 days after the request for an arbitration, then any party may request the AAA to select an arbitrator. The arbitrators may engage engineers, accountants or other consultants that the arbitrator deems necessary to render a conclusion in the arbitration proceeding.

                           (d) Conduct of Arbitration. To the maximum extent
practicable, an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the Dispute with the AAA. Arbitration proceedings shall be conducted in Houston, Texas. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. At the conclusion of any arbitration proceeding, the arbitrator shall make specific written findings of fact and conclusions of law. The arbitrators shall have the power to award recovery of all costs and fees to the prevailing party. The parties agree to keep all Disputes and arbitration proceedings strictly confidential except for disclosure of information required by applicable law.

                           (e) Costs of Arbitration. All fees of the arbitrators
and any engineer, accountant or other consultant engaged by the arbitrators, shall be paid by the disputing parties equally unless otherwise awarded by the arbitrators.

         Section 2.02. Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by telecopy, courier service or personal delivery:

                  (a) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 3.02, which address initially is, with respect to JEDI II, the address set forth in the Securities Purchase Agreement, and



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                  (b) if to the Company, initially at its address set forth in the Securities Purchase Agreement, and

                  (c) for each, thereafter at such other address, notice of which is given in accordance with the provisions of this Section 3.02.

                  All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

         Section 2.03. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent holders of Registrable Securities.

         Section 2.04. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

         Section 2.05. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 2.06. Governing Law. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS AGREEMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         Section 2.07. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

         Section 2.08. Entire Agreement. This Agreement, together with the Securities Purchase Agreement and the other Basic Documents (as defined in the Securities Purchase Agreement) are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Securities Purchase Agreement. This Agreement, the Securities Purchase Agreement and the other Basic Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

         Section 2.09. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

         Section 2.10. Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and by the Holders of a majority of the Registrable Securities.

         Section 2.11. Registrable Securities Held by the Company or Its Affiliates. In determining whether the Holders of the required amount of Registrable Securities have concurred in any direction, amendment, supplement, waiver or consent, Registrable Securities owned by the Company or one of its subsidiaries shall be disregarded.

         Section 2.12. Assignment of Rights. The rights of any Holder under this Agreement may be assigned to any Person who acquires any Registrable Securities. Any assignment of registration rights pursuant to this Section 3.12 shall be effective only upon receipt by the Company of written notice from such assigning Holder stating the name and address of any assignee. The rights of an assignee under this Section 3.12 shall be the same rights granted to the assigning Holder under this Agreement. In connection with any such assignment, the term "Holder" as used herein shall, where appropriate to assign the rights and obligations of the assigning Holder hereunder to such assignee, be deemed to refer to the assignee.

                [SIGNATURE PAGE - REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                       SIERRA WELL SERVICE, INC.


                                       /s/ Bill E. Coggin
                                       -----------------------------------------
                                       Bill E. Coggin
                                       Vice President



                                       JOINT ENERGY DEVELOPMENT
                                       INVESTMENTS II LIMITED PARTNERSHIP

                                       By: Enron Capital Management II Limited
                                           Partnership, its General Partner

                                           By: Enron Capital II Corp., its
                                               General Partner

                                       By: /s/ John D. Curtin III
                                          --------------------------------------
                                          Name: John D. Curtin III
                                          Title: Agent and Attorney-in-fact






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